January 5, 1999


                    LEXINGTON RAMIREZ GLOBAL INCOME FUND

                               SUPPLEMENT TO
            PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED MAY 1, 1998

[Sections of the Prospectus and Statement of Additional Information entitled "Management Fees and Other Expenses" and "Investment Adviser, Distributor and Administrator", respectively, relating to expense limitation have been amended as follows]:

Effective January 1, 1999, Lexington Management Corporation has agreed to reduce its management fee if necessary to keep total annual operating expenses at or below two and one-half percent (2.50%) of the Fund's average daily net
assets (exclusive of 12b-1 distribution fees).   Prior to January 1, 1999,
Lexington Management Corporation absorbed the operating expenses that were in excess of one and one-half percent (1.50%).